UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2014
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TIVO INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-27141	77-0463167
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2160 Gold Street,
San Jose, California	95002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (408)519-9100

(Former name or former address, if changed since last report.)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 28, 2014, DIRECTV extended the term of the Amended and Restated Development Agreement between TiVo Inc. and DIRECTV, LLC (formerly DIRECTV, Inc.) dated as of September 2, 2008, as amended by letter agreement dated April 20, 2009 (as amended, the "Agreement"). The Agreement has been extended until February 15, 2018. The notice from DIRECTV to extend the Agreement is attached hereto as Exhibit 10.1 and incorporated by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)

Exhibit Number	Description
10.1	Notice by DIRECTV to Extend the Amended and Restated Development Agreement between TiVo Inc. and DIRECTV, LLC (formerly DIRECTV, Inc.) dated July 28, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TIVO INC.

TIVO INC.
(Registrant)

Date: July 31, 2014	By:	/s/ Matt Zinn
Matt Zinn
SVP, General Counsel, Corporate Secretary and Chief Privacy Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Notice by DIRECTV to Extend the Amended and Restated Development Agreement between TiVo Inc. and DIRECTV, LLC (formerly DIRECTV, Inc.) dated July 28, 2014.